EXHIBIT 10.15
                           CONVERTIBLE PROMISSORY NOTE


$71,700.00                                                      Post Falls Idaho
                                                                June 1, 2004

         FOR VALUE RECEIVED, the undersigned LIFESTREAM TECHNOLOGIES, INC., a Nevada corporation (the "Company"), hereby unconditionally promises to pay to the order of CAPITAL SOUTH FINANCIAL SERVICES (the "Holder") at the designated location of the Holder, in lawful money of the United States of America the principal sum of $71,700.00, without interest, as hereinafter provided. This Note evidences the Company's obligation to pay the outstanding portion of the annual loan renewal fee for the period ending April 30, 2005.

         The principal amount of this Note shall be converted into common stock of the Company on the effective date of a registration statement to be filed by the Company, with the United States Securities and Exchange Commission (the "Registration Statement"); provided that the Registration Statement permits the Holder to publicly resell the shares of common stock into which this Note is to be converted. The number of shares of common stock into which this Note shall be converted (the "Conversion Shares") shall be computed by dividing the principal amount of this Note by the closing bid price for the Company's common stock on the over-the-counter Bulletin Board on the trading day immediately preceding the effective date of the Registration Statement. No fractional shares will be issued upon any conversion of this Note, and the number of Conversion Shares shall be rounded up to the nearest whole share of common stock.

         If the Holder publicly resells the shares of common stock into which this Note is convertible within two weeks from receipt of the stock certificate and the proceeds received by the Holder is less than $71,700, then the Company shall reimburse Holder in cash or additional shares of common stock for such difference. If the Holder publicly resells the shares of common stock into which this Note is convertible within two weeks from receipt of the stock certificate and the proceeds received by the Holder upon public resale of the shares of common stock into which this Note is converted is greater than $71,700, then the Holder shall reimburse the Company in cash for such difference. If the Holder does not sell the common shares received upon conversion of this Note within two weeks of receipt of the stock certificate, no adjustments will be made.

         In the event of the occurrence of any of the following events prior to the effective date of the Registration Statement, the Holder shall have the right to declare the principal amount of this Note to be immediately due and payable:

         (a) the filing of a petition by the Company under Federal or State bankruptcy laws or laws of similar scope generally affecting the rights of creditors;

         (b) the filing of a petition against the Company under Federal or State bankruptcy laws or laws of similar scope generally affecting the rights of creditors, which petition is not dismissed within 60 days;

         (c) the making of an assignment by the Company for the benefit of creditors; or

         (d)      dissolution of the Company.

         This Note shall be governed by and construed in accordance with the laws of the State of Nevada and shall be binding upon the successors, assigns, heirs, administrators and executors of the Company and inure to the benefit of the Holder, its successors, endorsees, assigns, heirs, administrators and executors.

                                        LIFESTREAM TECHNOLOGIES, INC.



                                          By:
                                               -------------------------------
                                                  Christopher Maus, President


         Neither this Note nor the Conversion Shares have yet been registered under the Securities Act of 1933, as amended. The Holder confirms and acknowledges that Holder is acquiring this Note and the Conversion Shares for investment and not with a view to distribution or resale except in compliance with applicable securities laws. The Holder acknowledges that, until such time as the Conversion Shares are resold under the Registration Statement, a legend may be imprinted on the certificates evidencing the Conversion Shares referencing the restrictions set forth in this paragraph.

Agreed to and Acknowledged this
__ day of June 2004.

CAPITAL SOUTH FINANCIAL SERVICES


By:  _____________________________